UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 31, 2009

Cougar Biotechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33871	20-2903204
(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Blvd, Suite 1200 Los Angeles, CA 90024
(Address of principal executive offices) (Zip Code)

(310) 943-8040
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On May 31, 2009, Cougar Biotechnology, Inc. (the “Company”) issued a press release announcing results from ongoing clinical trials of the Company’s investigational drug CB7630 (abiraterone acetate), which data were presented at the 2009 Annual Meeting of the American Society of Clinical Oncology. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date:	June 1, 2009	By:	/s/ Charles R. Eyler
Charles R. Eyler
Treasurer and Sr. Vice President, Finance

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
99.1	Press release dated May 31, 2009.